                                                                    EXHIBIT 10.2

                            STOCK PURCHASE AGREEMENT


                                 BY AND BETWEEN


                                NETCALENDAR, INC.


                                       AND


                                POPMAIL.COM, INC.


                         ------------------------------


                                 AUGUST 8, 2000


                         ------------------------------

                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is entered into as of August 8, 2000 (the "Effective Date") by and between NetCalendar, Inc., a corporation organized under the laws of the State of Delaware (hereinafter "NetCalendar"), and PopMail.com, inc., a Minnesota corporation ("PopMail").


                              W I T N E S S E T H:


         WHEREAS, PopMail desires to purchase 27,624 shares of NetCalendar common stock, par value $0.01 per share (the "Shares") and NetCalendar is willing to sell the Shares to PopMail pursuant to the terms, and subject to the conditions set forth hereinafter.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


                               A G R E E M E N T:




                                   ARTICLE 1
                           PURCHASE AND SALE OF STOCK

     1.1 Purchase and Sale. Pursuant to the terms, and subject to the conditions set forth herein, NetCalendar shall issue and sell the Shares to PopMail, and PopMail shall purchase the Shares from NetCalendar for the price of $1,000,000 (the "Purchase Price") payable in the manner specified in Section 1.2.

     1.2 Payment of the Purchase Price. The Purchase Price shall be paid in shares of PopMail common stock, $.01 par value, ("Purchase Price Shares") delivered to NetCalendar at the closing (the "Closing") of the purchase transaction contemplated herein selected by mutual agreement of the parties, but not later than August 26, 2000 (the "Initial Closing Date"). For purposes of this Section 1.2, the Purchase Price Shares shall be valued at the average closing share price of PopMail common stock for the ten consecutive trading days preceding the second business day prior to the Initial Closing Date (the "Initial Closing Share Price"); provided, however, that PopMail shall not be obligated to issue shares of its common stock at an effective per share price of less than $.50. If the average closing share price of PopMail common stock for the ten consecutive trading days preceding the second business day prior to the Initial Closing Date is less than $.50, PopMail shall offer to NetCalendar Purchase Price Shares at an effective per share price of $.50 and NetCalendar shall have the option to accept such offer (in which event the Initial Closing Share Price shall be $.50) or to reject such offer and terminate this Agreement pursuant to Section 6.1.

     1.3 The Closing. The Closing shall take place at the offices of Maslon Edelman Borman & Brand, LLP, 3300 Wells Fargo Center, Minneapolis, MN 55402. At the Closing, NetCalendar shall deliver to PopMail a certificate representing the Shares in a form reasonably satisfactory to PopMail and its counsel and duly executed by authorized officers of NetCalendar. At the Closing, PopMail shall deliver to NetCalendar certificates representing the Purchase Price Shares in a form reasonably satisfactory to NetCalendar and its counsel and duly executed by authorized officers of PopMail.

     1.4 Supplemental Closing. During the seven (7) business day period commencing on the 435th day following the Initial Closing Date, NetCalendar shall make the following determinations: (a) the average per share selling price (the "Average Selling Price") of all Purchase Price Shares, if any, sold by NetCalendar during the 15-month period beginning upon the Initial Closing Date pursuant to the provisions of Section 5.2 hereof, and (b) the number of Purchase Price Shares, if any, which NetCalendar offered for sale at any time pursuant to the provisions of Section 5.2 hereof, but was not able to sell due to lack of a buyer during the applicable period (the "Unsold Purchase Price Shares"). NetCalendar shall provide to PopMail written notice of each such determination in reasonable detail, which notice shall include a certificate containing any Unsold Purchase Price Shares (the "Lookback Notice"). If the Average Selling Price of Purchase Price Shares sold by NetCalendar during such period is less than the Initial Closing Share Price of such shares, NetCalendar shall have the right to receive additional cash or, at PopMail's option, shares of PopMail common stock ("Supplemental Purchase Price Shares") equal in value to the amount by which the Initial Closing Share Price exceeds the Average Selling Price, multiplied by the number of Purchase Price Shares sold by NetCalendar during such 15-month period (such amount constituting the "Supplemental Purchase Price"). In addition to the Supplemental Purchase Price, to the extent NetCalendar has returned any Unsold Purchase Price Shares with the Lookback Notice, NetCalendar shall have the right to receive, in exchange therefor, such number of NetCalendar Shares as provided below. On the 10th business day following the date of the Lookback Notice delivered in accordance herewith(the "Supplemental Closing Date"), PopMail shall deliver to NetCalendar (a) either cash or one or more certificates executed by duly authorized officers of PopMail representing Supplemental Purchase Price Shares equal in value to the Supplemental Purchase Price, and (b) such number of Shares as shall have been purchased by PopMail with the Unsold Purchase Price Shares as of the Initial Closing Date. For purposes of this Section 1.4, the value of the Supplemental Purchase Price Shares shall be equal to the average closing share price of PopMail common stock for the ten consecutive trading days preceding the second business day prior to the Supplemental Closing Date. In the event that the Supplemental Registration Statement is not declared effective by the Securities and Exchange Commission (the "SEC") on or before the Supplemental Registration Due Date, or is not maintained effective throughout the Supplemental Registration Period, pursuant to the provisions of Section 5.3 hereof, NetCalendar


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shall be entitled to return to PopMail certificates representing such number of
Supplemental Purchase Price Shares as shall then be held by NetCalendar (such shares representing the "Unrealized Supplemental Purchase Price") and PopMail shall, within five (5) days following receipt of same, either pay to NetCalendar the Unrealized Supplemental Purchase Price in cash or return to NetCalendar that number of Shares as shall have been equivalent in value to the Unrealized Supplemental Purchase Price as of the Initial Closing Date.

                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

     2.1 Representations and Warranties of NetCalendar. NetCalendar hereby represents and warrants to PopMail as of the date hereof as follows:

         (a) Organization and Qualification. NetCalendar is a corporation, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. NetCalendar is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Shares or this Agreement, (y) have a material adverse effect on the results of operations, assets, or financial condition of NetCalendar, or (z) adversely impair NetCalendar's ability to perform fully on a timely basis its material obligations under this Agreement (a "Material Adverse Effect").

         (b) Authorization; Enforcement. NetCalendar has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and to otherwise carry out its obligations thereunder. The execution and delivery of this Agreement by NetCalendar and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of NetCalendar. This Agreement has been duly executed by NetCalendar and when delivered in accordance with the terms hereof shall constitute the legal, valid and binding obligation of NetCalendar enforceable against NetCalendar in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. NetCalendar is not in violation of any provision of its certificate of incorporation, bylaws or other charter documents.

         (c) Capitalization. The authorized, issued and outstanding capital stock of NetCalendar is set forth in Schedule 2.1(c). The only shares of currently issued and outstanding NetCalendar capital stock (including shares of common stock) entitled to preemptive or similar rights are shares of Series A, B and C Convertible Preferred Stock. Except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of common stock, or contracts, commitments, understandings, or arrangements by which NetCalendar is or may become bound to issue additional shares of common stock, or securities or rights convertible or exchangeable into shares of common stock.

         (d) Issuance of the Shares. The Shares are duly authorized, and, when issued against payment as contemplated by this Agreement, shall be validly issued.

         (e) No Conflicts. The execution, delivery and performance of this Agreement by NetCalendar and the consummation by NetCalendar of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a NetCalendar debt or otherwise) to which NetCalendar is a party or by which any property or asset of NetCalendar is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which NetCalendar is subject (including federal and state securities laws and regulations), or by which any property or asset of NetCalendar is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of NetCalendar is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

         (f) Consents and Approvals. NetCalendar is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person (defined below) in connection with the execution, delivery and performance by NetCalendar of this Agreement other than where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, could not have or result in, individually or in the aggregate, a Material Adverse Effect. NetCalendar shall deliver to PopMail the Shares in the manner contemplated hereby free and clear of all liens and encumbrances of any nature whatsoever. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

         (g) Litigation; Proceedings. Except as specifically disclosed in
Schedule 2.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of NetCalendar, threatened against or affecting NetCalendar or any of its properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

         (h) No Default or Violation. NetCalendar (i) is not in default under or in violation of (and has not received notice of a claim that it is in default under or that it is in violation of) any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is not in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in, a Material Adverse Effect.

         (i) Private Offering. Assuming the accuracy of the representations and warranties of PopMail set forth in Sections 2.2(j), (k) and (l), the offer, issuance and sale of the Shares to PopMail as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

         (j) Investment Intent. NetCalendar is acquiring the Purchase Price Shares, and may acquire the Supplemental Purchase Price Shares, for NetCalendar's own account for investment purposes only and not with a view to or for distributing or reselling such securities except pursuant to a registration statement then effective under the Securities Act.

         (k) Access to Information. NetCalendar acknowledges that NetCalendar has been afforded (i) the opportunity to ask such questions as NetCalendar has deemed necessary of, and to receive answers from, representatives of PopMail concerning the merits and risks of investing in the Purchase Price Shares and the Supplemental Purchase Price Shares; (ii) access to information about PopMail and PopMail's financial condition, results of operations, business, properties, management and prospects sufficient to enable NetCalendar to evaluate NetCalendar's investment; and (iii) the opportunity to obtain such additional information which PopMail possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision.

         (l) Reliance. NetCalendar understands and acknowledges that (i) the Purchase Price Shares and the Supplemental Purchase Price Shares are being issued to NetCalendar without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and PopMail will rely upon the accuracy and truthfulness of, the foregoing representations and NetCalendar hereby consents to such reliance.

     2.2 Representations and Warranties of PopMail. PopMail hereby represents and warrants to NetCalendar as of the date hereof as follows:

         (a) Organization and Qualification. PopMail is a corporation, validly existing and in good standing under the laws of the State of Minnesota, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. PopMail is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Purchase Price Shares, the Supplemental Purchase Price Shares or this Agreement, (y) have a material adverse effect on the results of operations, assets, or financial condition of PopMail, or (z) adversely impair PopMail's ability to perform fully on a timely basis its material obligations under this Agreement (a "Material Adverse Effect").

         (b) Authorization; Enforcement. PopMail has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and to otherwise carry out its obligations thereunder. The execution and delivery of this Agreement by PopMail and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of PopMail. This Agreement has been duly executed by PopMail and when delivered in accordance with the terms hereof shall constitute the legal, valid and binding obligation of PopMail enforceable against PopMail in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. PopMail is not in violation of any provision of its articles of incorporation, bylaws or other charter documents.

         (c) Capitalization. The authorized, issued and outstanding capital stock of PopMail is set forth in Schedule 2.2(c). Except as disclosed in
Schedule 2.2(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of common stock, or contracts, commitments, understandings, or arrangements by which PopMail is or may become bound to issue additional shares of common stock, or securities or rights convertible or exchangeable into shares of common stock.

         (d) Issuance of the Purchase Price Shares and the Supplemental Purchase Price Shares. The Purchase Price Shares and the Supplemental Purchase Price Shares are duly authorized, and, when issued against payment as contemplated by this Agreement, shall be validly issued.

         (e) No Conflicts. The execution, delivery and performance of this Agreement by PopMail and the consummation by PopMail of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of its articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a PopMail debt or otherwise) to which PopMail is a party or by which any property or asset of PopMail is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which PopMail is subject (including federal and state securities laws and regulations), or by which any property or asset of PopMail is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of PopMail is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

         (f) Consents and Approvals. PopMail is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person (defined below) in connection with the execution, delivery and performance by PopMail of this Agreement other than where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, could not have or result in, individually or in the aggregate, a Material Adverse Effect. PopMail shall deliver to PopMail the Purchase Price Shares and, if applicable, the Supplemental Purchase Price Shares in the manner contemplated hereby free and clear of all liens and encumbrances of any nature whatsoever. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

         (g) Litigation; Proceedings. Except as specifically disclosed in
Schedule 2.2(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of PopMail, threatened against or affecting PopMail or any of its properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement




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or the Purchase Price Shares or the Supplemental Purchase Price Shares or (ii)
could, individually or in the aggregate, have or result in a Material Adverse Effect.

         (h) No Default or Violation. PopMail (i) is not in default under or in violation of (and has not received notice of a claim that it is in default under or that it is in violation of) any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) is not in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in, a Material Adverse Effect.

         (i) Private Offering. Assuming the accuracy of the representations and warranties of NetCalendar set forth in Sections 2.1(j), (k) and (l), the offer, issuance and sale of the Purchase Price Shares and the Supplemental Purchase Price Shares to NetCalendar as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

         (j) Investment Intent. PopMail is acquiring the Shares for PopMail's own account for investment purposes only and not with a view to or for distributing or reselling such securities.

         (k) Access to Information. PopMail acknowledges that PopMail has been afforded (i) the opportunity to ask such questions as PopMail has deemed necessary of, and to receive answers from, representatives of NetCalendar concerning the merits and risks of investing in the Shares; (ii) access to information about NetCalendar and NetCalendar's financial condition, results of operations, business, properties, management and prospects sufficient to enable PopMail to evaluate PopMail's investment; and (iii) the opportunity to obtain such additional information which PopMail possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision.

         (l) Reliance. PopMail understands and acknowledges that (i) the Shares are being issued to PopMail without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and NetCalendar will rely upon the accuracy and truthfulness of, the foregoing representations and PopMail hereby consents to such reliance.

                                   ARTICLE 3
                                 INDEMNIFICATION

     3.1 Survival of Representations and Warranties. Notwithstanding any investigation made by or on behalf of any of the parties hereto or the results of any such investigation and notwithstanding the participation of such party in the Closing, the representations and warranties contained in Article 2 hereof shall survive the Closing, provided that claims based upon any alleged breach of a representation or warranty contained in Sections 2.1(g) or 2.2(g) may be brought at any time on or prior to the expiration of any relevant statute of limitations governing the underlying claim.

     3.2 Indemnification of PopMail. NetCalendar agrees to indemnify and hold harmless PopMail, and each of PopMail's subsidiaries, and their respective officers, directors, employees, agents, affiliates and shareholders against and in respect of: (i) any and all losses, damages or deficiencies (whether as a result of a direct claim by PopMail against NetCalendar, a third party claim against PopMail or otherwise) resulting to PopMail from any and all breaches of representations, warranties, covenants or other terms of this Agreement by NetCalendar made or contained in this Agreement or in any certification, list, document, exhibit or schedule delivered to PopMail under or in connection with this Agreement or the transactions contemplated herein; and (ii) all costs and expenses incident to any and all actions, suits, proceedings, claims, demands, assessments, settlements or judgments in respect of the foregoing, regardless of the merit thereof, including PopMail's reasonable legal and accounting fees and expenses (whether incident to the foregoing or to PopMail's enforcement of said rights of defense and indemnity) (items (i) and(ii) above shall be referred to herein collectively as "PopMail's Damages").

     3.3 Procedure for Indemnification of PopMail. If any action, suit or proceeding shall be commenced against PopMail or any claim, demand or assessment be asserted against PopMail in respect of which PopMail proposes to demand indemnification, PopMail shall notify NetCalendar to that effect with reasonable promptness. PopMail will have the right to cause NetCalendar to assume the entire control of the defense, compromise or settlement thereof, including, at the expense of NetCalendar, employment of counsel satisfactory to PopMail and, in connection therewith, PopMail shall cooperate fully to make available to NetCalendar all pertinent information under its control. With respect to any action, suit, proceeding claim, demand or assessment made against PopMail as to which PopMail does not cause NetCalendar to assume control of the defense thereof, NetCalendar shall thereafter reimburse PopMail for all of PopMail's Damages, as and when they are incurred.

     3.4 Indemnification of NetCalendar. PopMail agrees to indemnify and hold harmless NetCalendar, and each of NetCalendar's subsidiaries, and their respective officers, directors, employees, agents, affiliates and stockholders against and in respect of: (i) any and all losses, damages or deficiencies (whether as a result of a direct claim by NetCalendar against PopMail, a third party claim against NetCalendar or otherwise) resulting to NetCalendar from any and all breaches of representations, warranties, covenants or other terms of this Agreement by PopMail made or contained in this Agreement or in any certification, list, document, exhibit or schedule delivered to NetCalendar under or in connection with this Agreement or the transactions contemplated herein; and (ii) all costs and expenses incident to any and all actions, suits, proceedings, claims, demands, assessments, settlements or judgments in respect of the foregoing, regardless of the merit thereof, including NetCalendar's reasonable legal and accounting fees and expenses (whether incident to the foregoing or to NetCalendar's enforcement of said rights of defense and indemnity) (items (i) and(ii) above shall be referred to herein collectively as "NetCalendar's Damages").

     3.5 Procedure for Indemnification of NetCalendar. If any action, suit or proceeding shall be commenced against NetCalendar or any claim, demand or assessment be asserted against NetCalendar in respect of which NetCalendar proposes to demand indemnification, NetCalendar shall notify PopMail to that effect with reasonable promptness. NetCalendar will have the right to cause PopMail to assume the entire control of the defense, compromise or settlement thereof, including, at the expense of PopMail, employment of counsel satisfactory to NetCalendar and, in connection therewith, NetCalendar shall cooperate fully to make available to PopMail all pertinent information under its control. With respect to any action, suit, proceeding claim, demand or assessment made against NetCalendar as to which NetCalendar does not cause PopMail to assume control of the defense thereof, PopMail shall thereafter reimburse NetCalendar for all of NetCalendar's Damages, as and when they are incurred.

                                   ARTICLE 4
                         OTHER AGREEMENTS OF THE PARTIES

     4.1 Transfer Restrictions.

         (a) The Shares, Purchase Price Shares, the Supplemental Purchase Price Shares and the Additional Shares (defined in Section 3.3 below) may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof. In connection with any transfer of such securities other than pursuant to an effective registration statement, the issuer may require the transferor thereof to provide to the issuer an opinion of counsel experienced in the area of federal securities laws selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the issuer and its counsel, to the effect that such transfer does not require registration under the Securities Act of 1933, as amended.

         (b) Each of NetCalendar and PopMail agree to the imprinting, so long as is required by this Section 3.1(b), of either of the following legends on certificates and other documents representing the Shares, Purchase Price Shares, Supplemental Purchase Price Shares and Additional Shares:

Legend (1):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.


Legend (2):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE TRANSFERRED ONLY IF REGISTERED UNDER SUCH APPLICABLE ACTS OR UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

     4.2 The legends set forth above shall be removed from such certificates and other documents and the issuer shall issue a certificate without any legend (upon surrender of the legended certificates or other documents duly endorsed) to each holder of such certificates and other documents upon which it is stamped if (i) such securities are registered for resale under the Securities Act or
(ii) such legend is not required pursuant to Rule 144(k) promulgated under the Securities Act. Each of NetCalendar and PopMail agrees that it will provide the other, upon request, with certificates representing the issuer's securities issued pursuant to this Agreement free from such legend at such time as such legend is no longer required in accordance with this Section.

     4.3 Appointment to Board of Advisors; Appointment to Board of Directors.

         (a) Promptly upon the Closing of the purchase of the Shares contemplated by this Agreement, NetCalendar shall appoint one person designated by PopMail to the NetCalendar Board of Advisors and permit such person (or any replacement designated by PopMail) to fully participate in the duties and other activities of the Board of Advisors, and shall reimburse such person for any and all expense reasonably incurred in connection therewith, so long as PopMail owns
any of the Shares. PopMail hereby designates                as PopMail's first
appointee to serve on the NetCalendar Board of Advisors.

         (b) In the event that PopMail fully exercises the Option pursuant to
Section 4.4 below as to all 27,624 Additional Shares, and PopMail causes the Initial Registration Statement defined in Section 5.1 to be declared effective on or before the Initial Registration Due Date, NetCalendar shall cause PopMail's designee (or any replacement designee subsequently identified by PopMail) to be appointed to the NetCalendar Board of Directors. So long as (i) the Initial Registration Statement is maintained effective throughout the Registration Period and any Supplemental Registration Statement is maintained effective throughout the Supplemental Registration Period, and (ii) PopMail owns in excess of eight percent (8%) of NetCalendar's issued and outstanding shares of capital stock, on a fully diluted, as-converted basis, PopMail's designee shall continue to serve on the NetCalendar Board of Directors.

     4.4 Option to Purchase Additional Shares. NetCalendar hereby grants to PopMail an option (the "Option") to purchase up to 27,624 additional shares of NetCalendar common stock (the "Additional Shares") at a per share price of $36.2004 (the "Exercise Price"), payable in cash. To exercise the Option, PopMail must deliver written notice thereof (the "Option Notice") to NetCalendar on or before the 30th day following the Initial Closing Date. In the event that PopMail elects to exercise the Option, the parties shall select a mutually agreeable closing date, time and location within thirty (30) days of the Option Notice, at which PopMail will deliver to NetCalendar the aggregate Exercise Price and NetCalendar shall deliver to PopMail certificates representing the Additional Shares.

     4.5 Notice of Breaches. Each of NetCalendar and PopMail shall give prompt written notice to the other of any breach of any representation, warranty or other agreement contained in this Agreement, as well as any events or occurrences arising after the date hereof and prior to the Initial Closing Date which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be materially incorrect or breached as the date thereof. However, no disclosure by either party pursuant to this Section 4.5 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein

                                   ARTICLE 5
                      REGISTRATION OF POPMAIL COMMON STOCK

     5.1 Filing of Initial Registration Statement. On or before the 30th day following the Initial Closing Date, PopMail shall prepare and file a registration statement on Form S-3 (or any successor form thereto) (the "Initial Registration Statement") covering the resale of the Purchase Price Shares issued pursuant to Section 1.2 hereof with the SEC pursuant to Rule 415 of the Securities Act. PopMail will use its reasonable best efforts to have the Initial Registration Statement declared effective by the SEC on or before the 75th day following the Initial Closing Date (the Initial Registration Due Date"). PopMail shall maintain the effectiveness of the Initial Registration Statement at all times until the second anniversary of the Initial Closing Date (the "Registration Period").

     5.2 Resale of Purchase Price Shares. NetCalendar may sell pursuant to the Initial Registration Statement up to 25 percent of the Purchase Price Shares during each of four successive 90 day periods commencing on the date the Initial Registration Statement is declared effective by the SEC (the "Effective Date"). NetCalendar may sell any remaining Purchase Price Shares pursuant to the Initial Registration Statement during the period commencing on the 361 day following the Effective Date and ending upon the expiration of the Registration Period and, thereafter, pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended.

     5.3 Supplemental Registration Statement. In the event that PopMail issues Supplemental Purchase Price Shares pursuant to the provisions of Section 1.4 hereof, PopMail shall prepare and file a registration statement on Form S-3 (or any successor form thereto) (the "Supplemental Registration Statement") covering the resale of such securities with the SEC pursuant to Rule 415 of the Securities Act. PopMail will use its reasonable best efforts to have the Supplemental Registration Statement declared effective by the SEC on or before the 75th day following the Supplemental Closing Date (the "Supplemental Registration Due Date"). PopMail shall maintain the effectiveness of the Supplemental Registration Statement at all times until the first anniversary of the Supplemental Closing Date (the "Supplemental Registration Period").

     5.4 Filing of Amendments. PopMail shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Initial Registration Statement (and, if applicable, the Supplemental Registration Statement) and the prospectus(es) used in connection therewith as may be necessary to keep such Registration Statements effective at all times through the Registration Period and the Supplemental Registration Period.

     5.5 Qualification Under Blue Sky Laws. PopMail shall use its reasonable best efforts to (i) register and qualify the securities covered by the Initial Registration Statement and Supplemental Registration Statement (collectively, the "PopMail Shares") under such other securities or blue sky laws of such jurisdictions as NetCalendar may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times through the Registration Period and, if applicable, the Supplemental Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the PopMail Shares for sale in such jurisdictions; provided, however, that PopMail shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.5, (II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such jurisdiction, except as may be required for such registration and qualification or any exemption therefrom, or (IV) make any change in its charter or bylaws.

     5.6 Registration Expenses. All expenses (other than fees and expenses of investment bankers retained by NetCalendar, if any, and brokerage commissions) incurred in connection with registrations, filings or qualifications pursuant to this Article 5, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for PopMail, shall be borne by PopMail; provided, however, that NetCalendar shall bear the fees and out-of-pocket expenses of its own legal counsel and any accountants and agents engaged by NetCalendar.

     5.7 Indemnification. In the event any PopMail Shares are included in a registration statement pursuant to this Agreement:

         (a) To the extent permitted by law, PopMail (in such capacity an "Indemnifying Party") shall indemnify and hold NetCalendar (in such capacity an "Indemnified Person") harmless against any losses, claims, damages, expenses or liabilities (collectively the "Claims") to which NetCalendar becomes subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Initial Registration Statement or Supplemental Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in either registration statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of the applicable registration statement, or contained in the final prospectus (as amended or supplemented, if PopMail files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by PopMail of the Securities Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). PopMail shall reimburse NetCalendar promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by NetCalendar in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5.7 shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to PopMail by NetCalendar expressly for use in connection with the preparation of either the Initial Registration Statement or the Supplemental Registration Statement or any such amendment thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person.

         (b) In connection with the Initial Registration Statement and, if applicable, the Supplemental Registration Statement, NetCalendar (in such capacity an "Indemnifying Party") agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 5.7(a), PopMail, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls PopMail within the meaning of the Securities Act or the Exchange Act, and any other shareholder selling securities pursuant to the applicable registration statement or any of its directors or officers or any person who controls such shareholder within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to PopMail by NetCalendar expressly for use in connection with either or both registration statement; and NetCalendar will promptly reimburse any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 5.7(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of NetCalendar, which consent shall not be unreasonably withheld; provided, further, however, that NetCalendar shall be liable under this Section 5.7(b) for only that amount of a Claim as does not exceed the net proceeds to NetCalendar as a result of the sale of the Purchase Price Shares or the Supplemental Purchase Price Shares pursuant to either the Initial Registration Statement or the Supplemental Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party.

         (c) Promptly after receipt by the Indemnified Person or any Indemnified Party under this Section 5.7 of notice of the commencement of any action (including any governmental action), the Indemnified Person or such Indemnified Party shall, if a Claim in respect thereof is to made against any Indemnifying Party under this Section 5.7, deliver to the Indemnifying Party a written notice of the commencement thereof and this Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the Indemnifying Parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if, in the reasonable opinion of counsel retained by the Indemnifying Party, the representation by such counsel of the Indemnified Person or Indemnified Party and the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Person or

Indemnified Party and other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Person or Indemnified Party under this Section 5.7, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action. The indemnification required by this Section 5.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     5.8 Contribution. To the extent any indemnification provided for herein is prohibited or limited by law, the Indemnifying Party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5.7 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 5.7, (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and (c) contribution by NetCalendar shall be limited in amount to the net amount of proceeds received by NetCalendar from the sale of the Purchase Price Shares and the Supplemental Purchase Price Shares.

     5.9 Reports under Exchange Act. With a view to making available to NetCalendar the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit NetCalendar to sell securities of PopMail to the public without registration, until such time as NetCalendar have sold all the Purchase Price Shares and the Supplemental Purchase Price Shares pursuant to the Initial Registration Statement and, if applicable, the Supplemental Registration Statement, or Rule 144, PopMail agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC all reports and other documents required of PopMail under the Securities Act and the Exchange Act; and

         (c) furnish to NetCalendar so long as NetCalendar owns Purchase Price Shares or Supplemental Purchase Price Shares, promptly upon request, (i) a written statement by PopMail that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of PopMail and such other reports and documents so filed by PopMail and (iii) such other information as may be reasonably requested to permit NetCalendar to sell such securities pursuant to Rule 144 without registration.

                                   ARTICLE 6

                              TERMINATION; REMEDIES

     6.1 Termination. This Agreement will be terminated and, except as set forth below, the provisions hereof shall have no further force or effect in the earliest event that:

         (a) The average closing share price of PopMail common stock for the ten consecutive trading days preceding the second business day prior to the Initial Closing Date is less than $.50 and NetCalendar rejects PopMail's offer of Purchase Price Shares made pursuant to Section 1.1;

         (b) The Initial Registration Statement is not declared effective by the SEC on or before the Initial Registration Due Date, and NetCalendar elects (as hereby authorized) to terminate this Agreement at any time during the 60-day period following the Initial Registration Due Date by providing written notice thereof (the "Termination Notice") to PopMail during such period; provided, however, that NetCalendar may not elect to terminate this Agreement if the Initial Registration Statement is declared effective by the SEC prior to NetCalendar providing such Termination Notice. Within ten (10) days of the date of such Termination Notice, PopMail shall deliver to NetCalendar the certificates representing the Shares and NetCalendar shall deliver to PopMail the certificates representing the Purchase Price Shares; or

         (c) The Initial Registration Statement, having once been declared effective by the SEC, is not maintained effective by PopMail throughout the Registration Period, and NetCalendar elects (as hereby authorized) to terminate this Agreement at any time during the 60-day period following the date upon which the Initial Registration shall become not effective, by providing written notice thereof (the "Termination Notice") to PopMail during such period; provided, however, that NetCalendar may not elect to terminate this Agreement if the Initial Registration Statement, having become not effective, is again made effective by the SEC prior to NetCalendar providing such Termination Notice. Within ten (10) days of the date of such Termination Notice, NetCalendar shall deliver to PopMail certificates representing such number of Purchase Price Shares as shall then be held by NetCalendar, and PopMail shall deliver to NetCalendar certificates representing such number of Shares as shall equal the value of the Purchase Price Shares tendered by NetCalendar hereunder, with the value of the Purchase Price Shares and the Shares exchanged under this Section 6.1(c) each being determined as of the Initial Closing Date.

     6.2 Litigation Expense. In the event any party hereto is made or shall become a party to any litigation commenced by or against the other party involving the enforcement of any of the rights or remedies of such party, or arising on account of a default of the other party in its performance of any of the other party's obligations hereunder, then the prevailing party in such litigation shall be entitled to full reimbursement by the other party of any and all costs incurred by such prevailing party in connection with such litigation, including the costs, fees and expenses of any and all attorneys' fees.

                                   ARTICLE 7
                                  MISCELLANEOUS

         7.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers and other experts in connection with the transactions contemplated by this Agreement.

         7.2 Entire Agreement. This Agreement, together with any Exhibits and Schedules hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

         7.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Minneapolis time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified herein later than 4:30 p.m. (Minneapolis time) on any date and earlier than 11:59 p.m. (Minneapolis time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:


                                    If to PopMail:

                                    PopMail.com, inc.
                                    5700 W. Plano Parkway Suite 1000
                                    Plano, TX  75093
                                    telephone:  972-381-2742
                                    facsimile:  972-381-2743
                                    Attention: Mr. Gary Schneider

                                    With copy to:

                                    Philip J. Tilton, Esq.
                                    Maslon Edelman Borman & Brand, LLP
                                    3300 Wells Fargo Center
                                    Minneapolis, MN 55402
                                    telephone: 612-672-8200
                                    facsimile: 612-672-8397


                                    If to NetCalendar:

                                    NetCalendar, Inc.
                                    1901 N. Ft. Myer Drive, Suite 702
                                    Arlinton, Virginia  22209
                                    telephone:  703.812.1500
                                    facsimile:  703.812.1507

                                    Attention:  Mr. Edward L. Neumann


                                    With copy to:

                                    J. Stephen Britt, Esq.
                                    Enterprise Business Law Group LLC
                                    7900 Westpark Drive, Suite T-305
                                    McLean, Virginia  22102
                                    telephone:  703.848.8317
                                    facsimile:  703.848.8333

     7.4 Waivers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     7.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     7.6 Assignment and Delegation. Neither party may assign its rights nor delegate its duties or obligations arising under this Agreement without the written consent of the other, which consent may be withheld for any reason or no reason. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

     7.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, other than with respect to permitted assignees under Section 7.6, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     7.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota without regard to the principles of conflicts of law thereof.

     7.9 Survival. The representations, warranties, agreements and covenants contained in this Agreement shall survive after the Closing Date.

     7.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     7.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     7.12 Remedies. Each of the parties to this Agreement acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in any action instituted in any court of the United States of America or any state thereof having jurisdiction over the parties to this Agreement and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.





                                     NETCALENDAR, INC.


                                     By:  /s/ Edward L. Neumann
                                        ------------------------------
                                        Edward L. Neumann
                                        Its: Chief Executive Officer








                                     POPMAIL.COM, INC.


                                     By: /s/ Gary W. Schneider
                                        ------------------------------
                                        Gary Schneider
                                        Its: Chief Executive Officer